Third Avenue Variable Series Trust

Supplement dated October 15, 2015
to Prospectus dated April 30, 2015

Effective October 15, 2015, the following information supplements the Funds’ Prospectus dated April 30, 2015:

Update of named Portfolio Managers of the Third Avenue Variable Series Trust

The following information supplements information on page 4 of the Prospectus under the heading “Portfolio Management.”

Effective October 15, 2015, the existing list of Portfolio Managers will be updated with the following:

Robert L. Rewey, III, CFA, Lead Portfolio Manager since 2014.

Victor Cunningham, Portfolio Manager since 2013.

Yang Lie, Portfolio Manager since 2013.